                                                                    EXHIBIT 10.5


                                                                  Conformed Copy
                              DATED 31 JULY 2000



                    THE DERBY CYCLE CORPORATION AND OTHERS
                        as Borrowers and/or Guarantors


                              CHASE MANHATTAN plc
                                  as Arranger


                    THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   as Banks


                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Facility Agent


                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Security Agent



                 _____________________________________________

                                    WAIVER
                                   AND NINTH
                              AMENDMENT AGREEMENT
                                  relating to
                    a facility agreement dated 12 May 1998

                 _____________________________________________






                                      DLA
                                3 Noble Street
                                LONDON EC2V 7EE

                              Tel: 08700 111 111
                              Fax: 020 7600 1650


                                    CONTENTS

1. INTERPRETATION..........................................................  3

2. WAIVER AND AMENDMENT AGREEMENT..........................................  4

3. AMENDMENT...............................................................  4

4. REPRESENTATIONS AND WARRANTIES..........................................  5

5. COUNTERPARTS; EFFECTIVENESS.............................................  6

6. FEES AND COSTS..........................................................  6

7. CONDITIONS SUBSEQUENT...................................................  6

8. GOVERNING LAW AND JURISDICTION..........................................  6

SCHEDULE 1.................................................................  7

  The Borrowers............................................................  7

SCHEDULE 2.................................................................  8

  The Guarantors...........................................................  8

SCHEDULE 3................................................................. 10

  The Banks................................................................ 10

SCHEDULE 4................................................................. 16

  Further Amendments to the Facility Agreement to take effect on the First
  Effective Date........................................................... 16

  SCHEDULE 5............................................................... 19

  Conditions Precedent..................................................... 19


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THIS WAIVER AND NINTH AMENDMENT AGREEMENT is made on 31 July 2000

BETWEEN

(1). THE DERBY CYCLE CORPORATION, a company incorporated in Delaware, United States of America, having its principal office at 300 First Stamford Place, Stamford CT06902-6765, Connecticut, United States of America ("the Company");

(2)  THE COMPANIES identified as Borrowers in Schedule 1 ("the Borrowers");

(3)  THE COMPANIES identified as Guarantors in Schedule 2 ("the Guarantors");

(4)  CHASE MANHATTAN PLC as arranger ("the Arranger");

(5)  THE FINANCIAL INSTITUTIONS identified as banks in Schedule 3 ("the Banks");

(6) CHASE MANHATTAN INTERNATIONAL LIMITED as facility agent ("the Facility Agent");

(7)  CHASE MANHATTAN INTERNATIONAL LIMITED as security agent ("the Security
     Agent")

RECITALS

A. By a facility agreement dated 12 May 1998, as amended and restated pursuant to an amendment and restatement agreement dated 3 February 1999 and as further amended pursuant to an amendment agreement dated 30 April 1999 and as further amended pursuant to a amendment agreement dated 31 August 1999 and as further amended pursuant to a amendment agreement dated 25 November 1999 and as further amended pursuant to an amendment agreement dated 17 December 1999 and as further amended pursuant to an amendment agreement dated 3 February 2000 and as further amended pursuant to an amendment agreement dated 2 March 2000 and as further amended pursuant to a waiver and amendment agreement dated 30 June 2000 (collectively the "Facility Agreement") by and among the Company, Borrowers, Guarantors, Arranger, the Banks, Facility Agent and Security Agent, the Banks have agreed to make certain credit facilities available to the Borrower.

B. The Banks have agreed to further amend the Facility Agreement and waive compliance with certain provisions of the Facility Agreement as more particularly set out herein but subject always to the provisions of this Waiver and Amendment Agreement.

NOW, THEREFORE IN CONSIDERATION of these premises and the agreements, provisions and covenants herein contained, the parties agree as follows:

1.   Interpretation

     1.1  Definitions

          In this Agreement:

          "Effective Date" means the date on which the Facility Agent has confirmed to the Company and the Banks that it has received evidence satisfactory to it and it has received all the conditions precedent as set out in Schedule 5, in each case in a form and substance satisfactory to the Facility Agent;


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     1.2  Interpretation

          Unless the context otherwise requires, words and expressions defined in the Facility Agreement shall have the same meaning herein.

2.   Waiver and Amendment Agreement

     2.1 Subject to Clause 2.2 below and the other terms and conditions set forth herein and in reliance on the representations and warranties of the Obligors herein contained, the Banks hereby waive any Event of Default under the following clause:

          2.1.1 Clause 20.2(g) (Financial Indebtedness Covenant) resulting solely from the breach of the covenant in respect of the period 3 July 2000 to (and including) 31 July 2000 by virtue of the Sponsor Facility being included in the definition of Financial Indebtedness in that clause only ;

     2.2 Without limiting the generality of the provisions of Clause 32 and 35 of the Facility Agreement the Waiver and Amendment Agreement set forth above in Clause 2.1 shall be limited precisely as written and nothing in this clause 2.2 shall be deemed to:

          2.2.1 constitute a permanent waiver of the breach referred to at clause 2.1.1 in the event that the Event of Default described in Clause 2.1 above is continuing or unremedied on or after 1 August 2000 ; or

          2.2.2 constitute a waiver of any other term, provision or condition of the Facility Agreement or any other Finance Documents or agreement referred to therein or otherwise; or

          2.2.3 prejudice any rights or remedy that the Agents or Banks may now have or may have in the future under or in connection with the Facility Agreement or any other Finance Documents referred to therein (other than the rights and remedies which they otherwise would have had as a consequence of the breaches set out in Clause 2.1 above);

     2.3 Except as expressly set forth therein, the terms, provisions and conditions of the Facility Agreement and the other Finance Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

3.   Amendment

     3.1 Each of the parties agrees that, as from the Effective Date, the amendments referred to in Schedule 4 shall become effective;

     3.2 The Facility Agreement and this Waiver and Amendment Agreement shall be read and construed as a single document;

     3.3 References in the Facility Agreement to the Facility Agreement howsoever characterised shall with effect from the Effective Date be references to the Facility Agreement as amended pursuant to Clause 3.1 of this Waiver and Amendment Agreement;

4.   Representations and Warranties

     The Obligors hereby each represents and warrants to the Agents and the Banks that:



________________________________________________________________________________

     4.1 as at the date hereof, there exists no Event of Default under the Facility Agreement other than as specifically referred to in clause
          2.1 hereof and after giving effect to this Waiver and Amendment Agreement there will exist no Event of Default or Potential Event of Default under the Facility Agreement;

     4.2 all representations and warranties contained in the Facility Agreement and the other Finance Documents are true, correct and complete in all material respects on and as at the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as at such earlier date;

     4.3 as at the date hereof, each Obligor has performed all agreements to be performed on its part as set forth in the Facility Agreement;

     4.4 each Obligor is duly organised and validly existing under the laws of the jurisdiction of its organisation and has all necessary power and authority to execute and delivery this Waiver and Amendment Agreement and to consummate the transactions contemplated hereby;

     4.5 neither the execution and delivery of this Waiver and Amendment Agreement, nor the consummation of the transactions contemplated hereby, violates or will violate (i) any law, regulation, decree or other legal restriction applicable to any Obligor; (ii) the charter, by-laws or other constitutional documents of any Obligor; or (iii) any instrument or agreement to which any Obligor or any of its assets is subject or by which it is bound;

     4.6 there is no legal requirement of any governmental authority (including any requirement to make any declaration, filing or registration or to obtain any consent, approval, licence or order) which is necessary to be met by the Company or any other Obligor in connection with its execution, delivery or performance of this Waiver and Amendment Agreement

     4.7 this Waiver and Amendment Agreement has been duly authorised, executed and delivered by the Company on behalf of each Obligor and this Waiver and Amendment Agreement, the Facility Agreement and the other Finance Documents to which any Obligor is a party, constitute the legal, valid and binding obligations of such Obligor, enforceable against it in accordance with their terms; and

     4.8 All information provided to the Facility Agent in connection with this Waiver and Amendment Agreement was or will be as at the time it was given, true, complete and accurate in all respects and each Obligor represents that no circumstances have arisen, or any event has occurred between the date when such information was provided to the Facility Agent and the date hereof which would render such information to be untrue, inaccurate or incomplete in any respect.

     4.9 The representations and warranties given in this Clause 4 shall be deemed to be repeated on the Effective Date (if different to the date hereof) with reference to the facts and circumstances existing at such time.

5.  Counterparts; Effectiveness

     5.1 This Waiver and Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which


________________________________________________________________________________
          when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument;

     5.2 Signature pages may be detached from multiple separate counterparts and attached to a single document so that all signature pages are physically attached to the same document;

     5.3 The waiver referred to in Clause 2.1 of this Waiver and Amendment Agreement shall become effective upon the execution of the counterparts hereof in accordance with this Clause 5 and the amendments referred to in Clause 3 of this Waiver and Amendment Agreement shall become effective upon the Effective Date.

6.   Fees and Costs

     The Company shall reimburse the Agents and the Banks for all costs and expenses (including legal fees) properly incurred by them and their professional advisers in connection with the negotiation, preparation and execution of this Waiver and Amendment Agreement and any related documentation, including but not limited to any release of security and any filings, registrations or any other action required by law or otherwise.

7.   Conditions Subsequent

     The Company shall procure by no later than 30 days after the date of this Agreement that it delivers to the Facility Agent a copy of the resolutions of the members of each Obligor certified by an Authorised Signatory (or appropriately authorised person of such Obligor) ratifying, approving, and confirming the execution and delivery of this Agreement by the Company as Obligors' Agent and any other communication or documents delivered by on or on behalf of each Obligor in connection herewith.

8.   Governing Law and jurisdiction

     8.1 This Waiver and Amendment Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with the laws of England.

     8.2 Clause 38 (Jurisdiction) of the Facility Agreement shall be deemed to apply as if it had been set out in full in this Agreement.



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                                  SCHEDULE 1

                                 The Borrowers


Raleigh Industries Limited

Sturmey-Archer Limited

Derby Holding (Deutschland) GmbH

Koninklijke Gazelle BV

The Derby Cycle Corporation

Raleigh Industries of Canada Limited

Raleigh Europe B.V.

Raleigh B.V.

Englebert Wiener Bike Parts GmbH

Winora-Staiger GmbH

Derby Holding Limited

Raleigh Fahrrader GmbH

Derby Cycle Werke GmbH

Raleigh International Limited

Curragh Finance Company

Raleigh Ireland Limited



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                                  SCHEDULE 2

                                The Guarantors


Derby Holding Limited

Raleigh Industries Limited

Raleigh International Limited

Sturmey-Archer Limited

Raleigh Industries of Canada Limited

The Derby Cycle Corporation

Raleigh BV

Raleigh Europe BV

Koninklijke Gazelle BV

Derby Nederland BV

Derby Holding BV

Lyon Investments BV

Derby Holding (Deutschland) GmbH

Raleigh Fahrrader GmbH

NW Sportgerate GmbH

Derby Cycle Werke GmbH

Englebert Wiener Bike Parts GmbH

Univega Worldwide Licence GmbH

Univega Beteiligungen GmbH

Univega Bikes & Sports Europe GmbH

Derby Fahrrader GmbH

Derby WS Vermogenswerwaltungs GmbH

Winora-Staiger GmbH

Curragh Finance Company

Raleigh Ireland Limited


________________________________________________________________________________

The British Cycle Corporation Limited

BSA Cycles Limited

Triumph Cycle Co. Limited

Raleigh (Services) Limited

Derby Sweden AB



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                                  SCHEDULE 3

                                   The Banks


Name

The Chase Manhattan Bank

ABN Amro Bank N.V.

Bank of Scotland

BHF - Bank AG

Dresdner Bank AG, New York and Grand Cayman
Branches

Lloyds TSB Bank Plc

HSBC Bank Plc

Scotia Bank Europe plc

The Bank of Nova Scotia

The Sumitomo Bank, Limited

Banque Nationale de Paris

San Paolo IMI SPA

KBC Bank (Nederland) N.V.

Oldenburgische Landesbank AG

The Governor and Company of the Bank of Ireland

The Industrial Bank of Japan, Limited






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                                   SCHEDULE 4

   Further  Amendments to the Facility Agreement to take effect on the First
                                 Effective Date

1. Clause 1.1 (Definitions) shall be amended by the insertion of the following amendments:

     "Permitted Financial Indebtedness" means (without double-counting):

     (a)  in respect of the Company, any indebtedness:

          (i)    incurred under the Finance Documents;

          (ii)   as permitted under Clause 19.5(c) of this Agreement;

          (iii)  as contemplated in the definition of Permitted Amount; or

          (iv)   incurred under the Sponsor Facility.

     (b) in respect of Lyon Investments B.V., any indebtedness (i) incurred under the Note Documents and in respect of the Notes and (ii) as permitted under Clause 19.5(c) of this Agreement; and

     (c) in respect of a Group Member (other than the Company and Lyon Investments B.V.) any indebtedness:

          (i) incurred under the Finance Documents other than the GSIC Note Documents;

          (ii)   as permitted by Clauses 19.5(c) and 19.5(d);

          (iii) Financial Indebtedness owed to a Beneficiary of a Standby L/C to the extent such Financial Indebtedness is supported by such Standby L/C;

          (iv) in addition to any Financial Indebtedness able to be incurred or permitted to subsist pursuant to paragraphs (i), (ii),
                 (iii), (v), (vi) or (vii) of this definition:

                 (A) members of the South African Group may incur Financial Indebtedness (in aggregate) in the aggregate principal amount of DM11,000,000 (or the equivalent thereof in other currencies); and

                 (B) in respect of the Group as a whole (excluding the South African Group) $1,000,000 (or the equivalent thereof in other currencies);

          (v) Financial Indebtedness in respect of finance leases existing as at the date of this Agreement which have been disclosed in writing to the Facility Agent prior to the date of this Agreement;

          (vi) Financial Indebtedness incurred by a Dormant Subsidiary as at Closing to the extent disclosed prior to the date of this Agreement;

     "Senior Liabilities" means all present and future sums, liabilities and obligations whatsoever (actual or contingent) payable, owing, due or incurred by an Obligor to any of the Security Agent, Facility Agent and Secured Beneficiaries (as such term is defined in the Debentures) under the Senior Finance Documents;


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     "Sponsor Class `C' Warrants" means the 2,500 warrants issued to Thayer and Perseus in consideration of their providing the Sponsor Facility;

     "Sponsor Facility Letter" means the letter dated 30 June 2000 and made between Thayer, Perseus, the Facility Agent and the Security Agent.

     "Sponsor PIK Notes" means the further subordinated debt issued to Thayer and Perseus in lieu of interest on the Sponsor Facility, such debt to be on the same terms as the Sponsor Facility and subject to the provisions of the Sponsor Facility Letter and Term Sheet;

     "Subordinated Sponsor Facilities Liabilities" means all present and future sums, liabilities and obligations whatsoever (actual or contingent), payable, owing, due or incurred by the Company to Thayer and\or Perseus under, pursuant to or otherwise in connection with the Sponsor Facility Documents;

     "Term Sheet" means the term sheet in the agreed form dated 30 June 2000 pursuant to which Thayer and Perseus have agreed to continue to provide the Sponsor Facility in accordance with its terms but subject to the provisions of the Sponsor Facility Letter;

2. Clause 19.5 (ac) (Sponsor Facility) shall be deleted and replaced with the following

     The Company shall not and shall procure that no Group Company shall repay, redeem, cancel or repurchase all or any part of the Subordinated Sponsor Facilities Liabilities or make any other payment or distribution whether in cash or kind or in any manner (other than the issue of the Sponsor PIK Notes) save that the Company may repay the Sponsor Loan Facility on the earlier of (i) the Company having contemporaneously with such repayment issued share capital of a type permitted pursuant to Clause 19.5(w)(a) (Share Capital) to Thayer and Perseus in an amount equal to the amount of subordinated debt outstanding under the Sponsor Facility at that date and
     (ii) the Facility Agent confirming to the Company that the Senior Liabilities have been unconditionally discharged; and

     Provided further that the Company shall not and shall procure that no other Group Company shall issue Sponsor PIK Notes if:

     (i) a Default is continuing, unremedied or unwaived in writing by the Facility Agent or would result as a consequence of such issue; or

     (ii) such issue would constitute a breach of the Note Documents and the GSIC Loan Note Documents or a breach of the same would result as a consequence of such issue.

     Subject to the Sponsor PIK Notes having been issued in accordance with this Clause, the Company may at any time after their issue convert any Sponsor PIK Notes into share capital of a type permitted pursuant to Clause 19.5(w)(a) (Share Capital) in an amount equal to the Sponsor PIK Notes converted.

3 Clause 19.5 (ac) referred to in the 7th Amendment Agreement shall be renumbered 19.5 (ad);

4    Clause 20.2(a) shall be deleted and replaced with the following:

     "Consolidated Net Interest Payable" for any period comprising an annual Accounting Period of the Company or four consecutive quarterly Accounting Periods of the Company or less where such period ends on or before 28 March 1999 (taken together as one period) means, the Interest accrued during such period as an obligation of any Group Member under or in respect of any Financial Indebtedness (whether or not paid, capitalised or accrued



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     during, or deferred for payment after, such period) together with interest paid, payable, capitalised, accrued or deferred for payment under any interest rate or currency Hedging Protection Agreement or instruments under which the parties are in compliance with their payment obligations or other obligations (excluding for the avoidance of doubt interest accrued or payable on the GSIC Notes or the Sponsor Facility, to the extent the same is not payable in cash and any item comprised in Transaction Costs amortised in accordance with Applicable Accounting Principles) less Interest received in respect of Cash and together with Cash Equivalent Investments during such period together with Interest received or receivable by any Group Member during such period under any interest rate and/or currency hedging agreements or instruments (calculated on an accrual basis) under which all parties are in compliance with their payment and other obligations all determined on a consolidated basis and avoiding double counting and (subject only as may be required in order to reflect the express inclusion or exclusion of items as specified in this definition) in accordance with the Applicable Accounting Principles and as shown in the consolidated Financial Accounts of the Group for such annual Accounting Period or for the quarterly Accounting Periods falling within such period.

5. Clause 20.2 (g) (Financial Indebtedness) shall be deleted and replaced with the following:

     The aggregate amount of Financial Indebtedness of the Group (excluding, the GSIC Notes, any amounts due under the Note Documents, the Subordinated Sponsor Facilities Liabilities and any Financial Indebtedness described at paragraph (h) of the definition "Financial Indebtedness" (and without double-counting)) shall not, during any period listed in Column 1 below exceed the amount specified opposite such period in Column 2 below and, for the purposes of any such determination, any Financial Indebtedness not denominated in Dollars shall be converted to Dollars by reference to the Facility Agent's spot rate of exchange for such currency and Dollars at or about 10:00a.m. on the date determination is made


          Column 1                                             Column 2

          5 June 2000 to (and including) 2 July 2000            77,000,000
          3 July 2000 to (and including) 6 August 2000          55,000,000
          7 August 2000 to (and including) 3 September 2000     45,000,000
          4 September 2000 to (and including) 1 October 2000    45,000,000
          2 October 2000 to (and including) 5 November 2000     60,000,000
          6 November 2000 to (and including) 3 December 2000    75,000,000
          4 December 2000 to (and including) 31 December 2000   75,000,000




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                                  SCHEDULE 5

                             Conditions Precedent

1.   The Term Sheet duly signed by each of the parties thereto;

2.   The Sponsor Facility Letter duly signed by each of the parties thereto;

3. An opinion from Kirkland & Ellis, United States legal advisors to the Company confirming that the amendments contemplated hereunder and the agreements and transactions contemplated in connection with the Sponsor Facility and the Term Sheet and the performance by the Company of its obligations thereunder will not violate or result in a breach of the provisions of the Note Indentures, the Senior Notes and the GSIC Note Documents.



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THE DERBY CYCLE CORPORATION                         )
for itself and on behalf of each of the             )
Borrowers and Guarantors as Obligors' Agent         )

By:  DANIEL S LYNCH





CHASE MANHATTAN INTERNATIONAL                       )
LIMITED for itself and as the Facility Agent        )
and Security Agent and for and on behalf of the     )
Arranger and each of the Banks (other than Lloyds   )
TSB Bank Plc, Scotia Bank Europe plc and The Bank of Nova Scotia)

By:  B SCAMMELL

By:



LLOYDS TSB BANK PLC

By:  DAVID JOHN MILWARD


SCOTIA BANK EUROPE PLC

By: P SHANLEY


THE BANK OF NOVA SCOTIA

By:  R A MILLARD



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